UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2021

MID-AMERICA
APARTMENT COMMUNITIES, INC.
MID-AMERICA
APARTMENTS, L.P.
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-12762	62-1543819
Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500, Germantown, Tennessee	38138
(Address of principal executive offices)	(Zip Code)
(901)
682-6600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA^I	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On November 4, 2021,
Mid-America
Apartment Communities, Inc. (the “Company”) and
Mid-America
Apartments, L.P. (the “Operating Partnership”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Truist Securities, Inc., and Wells Fargo Securities, LLC (collectively, the “Managers”) and Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Truist Bank and Wells Fargo Bank, National Association (collectively, the “Forward Purchasers”) in connection with the commencement of a new at-the-market
equity offering program (the “ATM Program”). Pursuant to the terms and conditions of the Distribution Agreement, the Company may, from time to time, issue and sell through or to the Managers, as sales agents and/or principals or as forward sellers, as agents for the Forward Purchasers, up to 4,000,000 shares of its common stock, par value $0.01 per share (the “Shares”).
The ATM Program replaces the Company’s prior at-the-market program, and along with the previously disclosed 4,000,000 share repurchase program, provides the Company with additional tools to manage its balance sheet and capital structure.
Sales through the Managers as Sales Agents
Sales of the Shares, if any, under the Distribution Agreement through the Managers acting as sales agents, may be made in transactions that are deemed to be
“at-the-market
offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including (1) by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices prevailing at the time of sale, in negotiated transactions or as otherwise agreed by the Company, the applicable Manager and the applicable investor, (2) to or through any market maker or (3) on or through any other national securities exchange or facility thereof, trading facility of a securities association or national securities exchange, alternative trading system, electronic communication network or other similar market venue. The Company has no obligation to sell any of the Shares and may at any time suspend offers under the Distribution Agreement. The actual sale of Shares under the ATM Program will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.
The Company will pay the Managers an aggregate fee that will not exceed, but may be lower than, 2% of the gross sales price of the Shares sold through them acting as sales agents. Under the terms of the Distribution Agreement, the Company also may sell Shares (i) to each of the Managers, as principal, pursuant to a separate terms agreement, or (ii) in connection with one or more Confirmations (as defined below).
Forward Sales
Under the Distribution Agreement, in addition to the issuance and sale of Shares by the Company through the Managers acting as sales agents, the Company also may enter into separate forward sale agreements (each, a “Confirmation” and, collectively, the “Confirmations”) with the Forward Purchasers, the form of which is filed as Exhibit 99.1 hereto. In connection with any particular Confirmation, the relevant Forward Purchasers will, at the Company’s request, borrow from third parties and, through the relevant Manager, acting in its role as forward seller, sell a number of shares of the Company’s common stock equal to the number of shares underlying the particular Confirmation.
The Company will not receive any proceeds from any sale of borrowed Shares by a forward seller. The Company currently expects to fully physically settle each Confirmation with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular Confirmation, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular Confirmation multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect, in its discretion, to cash settle or net share settle a particular Confirmation, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Shares (in the case of net share settlement) to the relevant Forward Purchaser.
The Shares will be offered pursuant to the Company’s and the Operating Partnership’s shelf registration statement on Form
S-3
(File
No. 333-258271
and Registration
No. 333-258271-01,
respectively), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on July 29, 2021 (the “Shelf

Registration Statement”), and a prospectus supplement relating to the Shares that was filed with the SEC on November 4, 2021. This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The foregoing description of the Distribution Agreement and the form of Confirmation are qualified in their entirety by the full text of the Distribution Agreement and the form of Confirmation, which are being filed as Exhibit 1.1 and Exhibit 99.1, respectively, to this Current Report on Form
8-K
and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits
.

Exhibit No.	Description of Exhibit

1.1	Equity Distribution Agreement, dated November 4, 2021, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., the Managers and the Forward Purchasers.

5.1	Opinion of Bass, Berry & Sims PLC

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

99.1	Form of Confirmation

104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: November 4, 2021	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.

Date: November 4, 2021	By: Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)